UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.___)
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
Tollgrade Communications, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(l) and 0-11.
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

     On July 21, 2009, Joseph A. Ferrara, the Chairman of the Board and Chief Executive Officer of Tollgrade Communications, Inc. (“Tollgrade”) sent a letter to RiskMetrics Group, Inc. (“RiskMetrics”), a proxy advisory firm for many institutional investors, to transmit supplemental information with respect to the investor presentation that Tollgrade recently filed with the Securities and Exchange Commission. Attached as Exhibit 1 hereto is the text of the letter sent to RiskMetrics. Attached as Exhibit 2 hereto is the supplemental information provided to RiskMetrics. Any description contained herein of the letter sent to RiskMetrics or the supplementary information referred to therein is qualified in its entirety by reference to the complete text of the exhibits attached hereto.
Important Information
In connection with the solicitation of proxies, Tollgrade Communications, Inc. has filed with the SEC and mailed to shareholders on or about June 22, 2009 a definitive proxy statement in connection with its 2009 Annual Meeting of Shareholders. A supplement to this proxy statement was filed with the SEC and mailed to shareholders on or about July 7, 2009 and it amends, supplements and, to the extent inconsistent, supersedes the corresponding information previously sent to the shareholders of Tollgrade. Tollgrade, its directors, nominees for director and certain officers, employees and other persons are deemed to be participants in the solicitation of proxies from shareholders in connection with the 2009 Annual Meeting of Shareholders. Information regarding the interests of such participants is included in the definitive proxy statement, the supplement thereto and other relevant documents filed and to be filed by Tollgrade with the SEC in connection with the proxy solicitation. WE URGE INVESTORS TO READ THE DEFINITIVE PROXY STATEMENT (INCLUDING ANY SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT TOLLGRADE WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Shareholders will be able to obtain, free of charge, copies of the definitive proxy statement, the supplement thereto and any other documents filed by Tollgrade with the SEC in connection with the proxy solicitation at the SEC’s website at http://www.sec.gov and Tollgrade’s website at http://www.tollgrade.com.

EXHIBIT 1
EXCERPT FROM LETTER SENT TO RISKMETRICS GROUP, INC.
FROM JOSEPH A. FERRARA, CHAIRMAN OF THE BOARD
AND CHIEF EXECUTIVE OFFICER OF TOLLGRADE COMMUNICATIONS, INC.
Thank you for meeting with members of the Tollgrade Board and Management team last Friday afternoon. We hope that we provided a better understanding of Tollgrade’s transformational efforts and where we stand in this process. Since I’ve been CEO we have implemented more changes in the last 18 months than perhaps anytime in the Company’s history.
We also hope that we provided a better understanding of the context of Tollgrade’s case for change as we transform this business. Our Board is changing dramatically with the addition of the two leading experts you met — Ed Kennedy and Charlie Hoffman. These industry experts are committed to being representatives of all shareholders throughout our transformation and for the long-term. We appreciated your candor as you posed questions about Tollgrade and our business.
One item we discussed with you is the reconciliation of the peer group listing and rationale for it. Please find attached a few slides that offer two potential sets of peer companies for your analysis. We appreciate your feedback and support. Please let us know if there are any outstanding questions you may have as you complete your recommendation. Thank you.
Peer Group Analysis:
We believe the criteria that best represents a designated peer group comparison to TLGD includes:
1.	Companies that were listed by both Tollgrade and Ramius (Venn diagram intersection as discussed).

2.	Companies that provide a broad view of the Telecom Test & Measurement markets.

3.	Share performance based on a 1, 3 and 5 year history.
We excluded two companies from our original peer group (A & NATI) because they were broad-based test and measurement companies, not specifically focused on Telecommunications. We also excluded three companies from the Ramius Peer Group because they do not reflect our peers (PCTI, OCNW, WSTL). Occam and Westell are infrastructure companies, not test and measurement companies as we discussed. PCTI is focused on the wireless infrastructure (antennas) and only partially on wireless test and measurement, a market in which we do not currently compete.

We have included two peer groups. First, as we discussed, is the intersection of the Tollgrade Peer Group from our presentation and the Ramius Peer Group. This is “Peer Group 1” in the presentation and includes the four companies that we both agree should be included (XXIA, EXFO, JDSU & SPT). The second Peer Group expands that list to include one additional company in field test segment (SRTI) and one additional company in the lab test segment (LCRY), both of which operate in the Telecom Test & Measurement market. We feel this (“Peer Group 2”) is more reflective of our peers, however, we would be comfortable with Peer Group 1 which offers a group that is agreed between the two sides.
I think that you will find that the Tollgrade performance via either one of these Peer Groups is comparable or better than that of the Peer Group Index. Please feel free to contact us if you have any questions on the companies included or the data provided.

Exhibit 2

# Peer Group #1 – 1 Year Indexed Price Graph

160
140
120
100
80
60
40
Aug
Sep
Oct
Nov
Dec
Jan
Feb
Mar
Apr
May
Jun
Jul
TLGD: 7.45%
Peer #1: -20.12%
Tollgrade Communications Inc.
Peer Group #1
Source: FactSet Prices

tollgrade
tollgrade.com

Slide: 1 | Date: 7/23/2009 | Confidential and Proprietary | Tollgrade Communications, Inc

Peer Group #1 - 1 Year Indexed Price Graph TLGD: 7.45% Peer #1: -20.12% Source: FactSet Prices. Data based on an index of 100. Index includes: EXFO, XXIA, JDSU, and SPT-GB. #1

# Peer Group #1 – 3 Year Indexed Price Graph

160
140
120
100
80
60
40
20
10/06
1/07
4/07
7/07
10/07
1/08
4/08
7/08
10/08
1/09
4/09
7/09
Tollgrade Communications Inc.
Peer Group #1
Peer #1: -40.99%
TLGD: -43.95%
Source: FactSet Prices

tollgrade
tollgrade.com

Slide: 2 | Date: 7/23/2009 | Confidential and Proprietary | Tollgrade Communications, Inc

Peer Group #1 - 3 Year Indexed Price Graph TLGD: -43.95% Peer #1: -40.99% Source: FactSet Prices. Data based on an index of 100. Index includes: EXFO, XXIA, JDSU, and SPT-GB. #1

# Peer Group #1 – 5 Year Indexed Price Graph

160
140
120
100
80
60
40
20
0
'05
'06
'07
'08
'09
TLGD: -53.75%
Peer #1: -60.38%
Tollgrade Communications Inc.
Peer Group #1
Source: FactSet Prices

Slide: 3 | Date: 7/23/2009 | Confidential and Proprietary | Tollgrade Communications, Inc

tollgrade
tollgrade.com

Peer Group #1 - 5 Year Indexed Price Graph TLGD: -53.75% Peer #1: -60.38% Source: FactSet Prices. Data based on an index of 100. Index includes: EXFO, XXIA, JDSU, and SPT-GB. #1

# Peer Group #2 – 1 Year Indexed Price Graph

160
140
120
100
80
60
40
Aug
Sep
Oct
Nov
Dec
Jan
Feb
Mar
Apr
May
Jun
Jul
TLGD: 7.45%
Peer #2: -20.66%
Tollgrade Communications Inc.
Peer Group #2
Source: FactSet Prices

Slide: 4 | Date: 7/23/2009 | Confidential and Proprietary | Tollgrade Communications, Inc

tollgrade
tollgrade.com

Peer Group #2 - 1 Year Indexed Price Graph TLGD: 7.45% Peer #2: -20.66% * Source: FactSet Prices. Data based on an index of 100. Index includes: EXFO, XXIA, JDSU, SPT-GB, LCRY, and SRTI.

# Peer Group #2 – 3 Year Indexed Price Graph

160
140
120
100
80
60
40
20
10/06
1/07
4/07
7/07
10/07
1/08
4/08
7/08
10/08
1/09
4/09
7/09
Peer #2: -42.06%
TLGD: -43.95%
Tollgrade Communications Inc.
Peer Group #2
Source: FactSet Prices

tollgrade
tollgrade.com

Slide: 5 | Date: 7/23/2009 | Confidential and Proprietary | Tollgrade Communications, Inc

Peer Group #2 - 3 Year Indexed Price Graph TLGD: -43.95% Peer #2: -42.06% * Source: FactSet Prices. Data based on an index of 100. Index includes: EXFO, XXIA, JDSU, SPT-GB, LCRY, and SRTI.

# Peer Group #2 – 5 Year Indexed Price Graph

160
140
120
100
80
60
40
20
0
'05
'06
'07
'08
'09
TLGD: -53.75%
Peer #2: -60.71%
Tollgrade Communications Inc.
Peer Group #2
Source: FactSet Prices

tollgrade
tollgrade.com

Slide: 6 | Date: 7/23/2009 | Confidential and Proprietary | Tollgrade Communications, Inc

Peer Group #2 - 5 Year Indexed Price Graph TLGD: -53.75% Peer #2: -60.71% * Source: FactSet Prices. Data based on an index of 100. Index includes: EXFO, XXIA, JDSU, SPT-GB, LCRY, and SRTI.